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                                                                   EXHIBIT 25.3


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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ---------------------------------

                                    FORM T-1

         STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                Check if an Application to Determine Eligibility
                 of a trustee Pursuant to Section 305(b) ____

                         BANK OF MONTREAL TRUST COMPANY
              (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

                New York                                      13-4941093
(JURISDICTION OF INCORPORATION OR ORGANIZATION             (I.R.S. EMPLOYER
       IF NOT A U.S. NATIONAL BANK)                        IDENTIFICATION NO.)

            77 Water Street
           New York, New York                                     10005
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)

                               Mark F. McLaughlin
                         Bank of Montreal Trust Company
                      77 Water Street, New York, NY 10005
                                 (212) 701-7602
           (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

                      ------------------------------------

                              ORYX ENERGY COMPANY
              (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

            Delaware                                         23-1743284
(STATE OR OTHER JURISDICTION OF                           (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                          IDENTIFICATION NUMBER)



                                13155 Noel Road
                            Dallas, Texas 75240-5067
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                     --------------------------------------

                          Subordinated Debt Securities
                      (TITLE OF THE INDENTURE SECURITIES)



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                                     - 2 -


ITEM 1.   GENERAL INFORMATION.

          Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

                        Federal Reserve Bank of New York
                        33 Liberty Street, New York N.Y. 10045

                        State of New York Banking Department
                        2 Rector Street, New York, N.Y. 10006

     (b)  Whether it is authorized to exercise corporate trust powers.

               The Trustee is authorized to exercise corporate trust powers.

ITEM 2.   AFFILIATIONS WITH THE OBLIGOR.

          If the obligor is an affiliate of the trustee, describe each such affiliation.

               The obligor is not an affiliate of the trustee.

ITEM 16.  LIST OF EXHIBITS.

          List below all exhibits filed as part of this statement of eligibility.

          1. Copy of Organization Certificate of Bank of Montreal Trust Company to transact business and exercise corporate trust powers; incorporated herein by reference as Exhibit "A" filed with Form T-1 Statement, Registration No. 33-46118.

          2. Copy of the existing By-Laws of Bank of Montreal Trust Company; incorporated herein by reference as Exhibit "B" filed with Form T-1 Statement, Registration No. 33-80928.

          3. The consent of the Trustee required by Section 321(b) of the Act; incorporated herein by reference as Exhibit "C" with Form T-1 Statement, Registration No. 33-46118.

          4. A copy of the latest report of condition of Bank of Montreal Trust Company published pursuant to law or the requirements of its supervising or examining authority, attached hereto as Exhibit "D".

                                   SIGNATURE

          Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Bank of Montreal Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 30th day of July, 1997.

                                        BANK OF MONTREAL TRUST COMPANY



                                        By      /s/ AMY S. ROBERTS
                                           -----------------------------------
                                                    Amy S. Roberts
                                               Assistant Vice President

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                                                                    EXHIBIT "D"


                            STATEMENT OF CONDITION
                         BANK OF MONTREAL TRUST COMPANY
                                   NEW YORK
                       ---------------------------------

ASSETS
Due From Banks                                    $    740,801
                                                  ------------

Investment Securities:
        State & Municipal                           16,888,571
        Other                                              100
                                                  ------------
               TOTAL SECURITIES                     16,888,671
                                                  ------------

Loans and Advances
        Federal Funds Sold                           4,300,000
        Overdrafts                                       3,591
                                                  ------------
               TOTAL LOANS AND ADVANCES              4,303,591
                                                  ------------

Investment in Harris Trust, NY                       7,516,776
Premises and Equipment                                 173,475
Other Assets                                         2,304,743
                                                  ------------
                                                     9,994,994
                                                  ------------

               TOTAL ASSETS                       $ 31,928,057
                                                  ============

LIABILITIES

Trust Deposits                                    $  8,602,958
Other Liabilities                                      784,769
                                                  ------------
               TOTAL LIABILITIES                     9,387,727
                                                  ------------

CAPITAL ACCOUNTS

Capital Stock, Authorized, Issued and
        Fully Paid - 10,000 Shares of $100 Each      1,000,000
Surplus                                              4,222,188
Retained Earnings                                   17,289,810
Equity - Municipal Gain/Loss                            28,332
                                                  ------------
               TOTAL CAPITAL ACCOUNTS               22,540,330
                                                  ------------

               TOTAL LIABILITIES
               AND CAPITAL ACCOUNTS               $ 31,928,057
                                                  ============


     I, Mark F. McLaughlin, Vice President, of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                               Mark F. McLaughlin
                               December 31, 1996

     We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declared that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

                                 Sanjiv Tandon
                                Kevin O. Healey
                              Steven R. Rothbloom